Contact:	Ray Harlin
Chief Financial Officer
(423) 510-3323

    U.S. XPRESS ENTERPRISES REPORTS HIGHER SECOND QUARTER RESULTS
Posts Sixth Consecutive Quarter of Year-Over-Year Earnings Improvement

CHATTANOOGA, Tenn. (July 16, 2003) — U.S. Xpress Enterprises, Inc. (NASDAQ/NM: XPRSA) announced operating revenues and earnings for the second quarter ended June 30, 2003. Operating revenues increased 7.6% to $231.9 million, compared with $215.6 million for the second quarter of 2002. For the six months ended June 30, 2003, revenues increased 9.6% to $452.6 million from $412.9 million in the prior-year period.

        Net income for the second quarter was $2.2 million, or $0.16 per diluted share, compared with net income of $931,000, or $0.07 per diluted share, in the second quarter of 2002. For the first six months of 2003, the Company reported net income of $2.3 million, or $0.17 per share, compared with a net loss of $505,000, or $0.04 per share, for the prior-year period. The first six months of 2002 included a non-cash charge for the early extinguishment of debt of approximately $1.1 million, or $0.08 per diluted share.

        Commenting on the announcement, Patrick Quinn, Co-Chairman of U.S. Xpress, stated, “We are pleased with the continued trend of sequential and year-over-year improvement in our operating results. In our truckload operations, operating income and revenues improved during the second quarter despite the lackluster economic environment, which adversely impacted loaded miles per tractor. Revenue excluding the effect of fuel surcharges increased 3.2% to $197.0 million as we continued to expand our regional and dedicated contract operations. The 10.7% increase to $5.7 million in operating income was achieved through a 2.9% increase in revenue per loaded mile and control of fixed expenses.

        “The Xpress Global Systems operating segment increased revenues in the second quarter by 25.3% to $35.4 million driven by new business awards and strong demand experienced in our floorcovering distribution operation and expanded volume in our existing airport to airport network. The increase in operating income to $1.2 million compared to $454,000 in the prior year quarter resulted from improved yields within the floorcovering distribution operation.”

Investor Conference Call and Simulcast
        U.S. Xpress Enterprises, Inc. will conduct a conference call, at 11:00 am EDT on July 17, 2003, to discuss this quarter’s results. The number to call for this interactive teleconference is (719) 457-2637. A seven-day replay of the conference call will be available by dialing (719) 457-0820 and entering the passcode, 264243.

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4080 Jenkins Road, Chattanooga, TN 37421
423.510.3000

XPRSA Reports Second Quarter Results

July 16, 2003

        The Company will also provide an online Web simulcast and rebroadcast of its 2003 second quarter earnings release conference call. The live broadcast of U.S. Xpress’ quarterly conference call will be available online at the Company’s website, www.usxpress.com, as well as www.firstcallevents.com/service/ajwz383734766gf12.html on July 17, 2003, beginning at 11:00 a.m. EDT. The online replay will follow shortly after the call and continue through July 31, 2003.

    U.S. Xpress Enterprises, Inc. is the fifth-largest publicly owned truckload carrier in the United States. The Company provides regional, dedicated and expedited truckload services throughout North America, with regional capabilities in the West, Midwest and Southeastern United States. The Company is one of the largest providers of expedited and time-definite services in the truckload sector. U.S. Xpress focuses on customers operating in dedicated, just-in-time or deferred airfreight market segments, while utilizing one of the largest team-operated fleets in the industry. Xpress Global Systems, Inc., a wholly owned subsidiary, is the leading provider of transportation, warehousing and distribution services to the floor coverings industry and provides airport-to-airport transportation services to the airfreight and airfreight forwarding industries through a network of over 80 locations in North America. Xpress Global Systems also provides distribution-related services to a number of other industries, including retail, automotive and building materials. The Company also offers logistic services through its joint ownership of Transplace, an Internet-based global transportation logistics company.

        This press release contains certain forward-looking information that is subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Without limitation, these risks and uncertainties include economic recession or downturns in customers’ business cycles, rapid fluctuations in fuel pricing or availability, increases in interest rates, the availability of adequate sources of financing and the availability of qualified drivers. Readers are urged to carefully review and consider the various disclosures made by the company in this press release and in the company’s periodic reports on forms 10-K and 10-Q.

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XPRSA Reports Second Quarter Results

July 16, 2003

                                          U.S. XPRESS ENTERPRISES, INC. AND SUBSIDIARIES
                                                CONSOLIDATED STATEMENTS OF OPERATIONS
                                                (In Thousands, Except Per Share Data)
                                                             (Unaudited)

                                                                   Three Months Ended                    Six Months Ended
                                                                        June 30,                             June 30,
                                                            ----------------------------------    -------------------------------
                                                                 2003               2002              2003              2002
                                                            ---------------    ---------------    --------------    -------------
Operating Revenue                                            $      231,934     $     215,636      $     452,600     $    412,856
                                                            ---------------    ---------------    --------------    -------------

Operating Expenses:
  Salaries, wages and benefits                                       80,884            77,262            156,475          150,593
  Fuel and fuel taxes                                                32,209            28,956             69,640           55,291
  Vehicle rents                                                      19,760            17,562             37,677           35,484
  Depreciation and amortization, net of gain on sale                  9,134             9,299             18,282           18,183
  Purchased transportation                                           38,384            35,726             74,591           65,962
  Operating expense and supplies                                     16,811            15,243             32,564           28,927
  Insurance premiums and claims                                      11,779            11,085             22,684           20,081
  Operating taxes and licenses                                        3,519             3,214              6,616            6,389
  Communications and utilities                                        3,037             2,851              6,001            5,674
  General and other operating                                         9,479             8,796             17,963           17,790
  Early extinguishment of debt                                            -                 -                  -            1,776
                                                            ---------------    ---------------    --------------    -------------
   Total operating expenses                                         224,996           209,994            442,493          406,150
                                                            ---------------    ---------------    --------------    -------------

Income from Operations                                                6,938             5,642             10,107            6,706

Interest Expense, net                                                 2,510             3,605              5,438            7,010
                                                            ---------------    ---------------    --------------    -------------

Income (Loss) Before Income Taxes                                     4,428             2,037              4,669             (304)

Income Tax Provision                                                  2,214             1,106              2,334              201
                                                            ---------------    ---------------    --------------    -------------

Net Income (Loss)                                           $         2,214     $         931      $       2,335     $       (505)
                                                            ===============    ===============    ==============    =============
Earnings (Loss) Per Share - basic                           $          0.16     $        0.07      $        0.17     $      (0.04)
                                                            ===============    ===============    ==============    =============
Weighted average shares - basic                                      13,949            13,853             13,940           13,852
                                                            ===============    ===============    ==============    =============

Earnings (Loss) Per Share - diluted                         $          0.16     $        0.07      $        0.17     $      (0.04)
                                                            ===============    ===============    ==============    =============
Weighted average shares - diluted                                    14,092            14,076             14,063           13,852
                                                            ===============    ===============    ==============    =============

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XPRSA Reports Second Quarter Results

July 16, 2003

                                           U.S. XPRESS ENTERPRISES, INC. AND SUBSIDIARIES
                                                CONSOLIDATED STATEMENTS OF OPERATIONS
                                                (In Thousands, Except Per Share Data)
                                                             (Unaudited)

                                                                   Three Months Ended                    Six Months Ended
                                                                        June 30,                             June 30,
                                                            ----------------------------------    -------------------------------
                                                                 2003               2002              2003              2002
                                                            ---------------    ---------------    --------------    -------------
Operating Revenue                                                    100.0%          100.0%         100.0%        100.0%
                                                            ---------------    ---------------    --------------    -------------

Operating Expenses:
  Salaries, wages and benefits                                        34.9               35.8              34.6             36.5
  Fuel and fuel taxes                                                 13.9               13.4              15.4             13.4
  Vehicle rents                                                        8.5                8.1               8.3              8.6
  Depreciation and amortization, net of gain on sale                   3.9                4.3               4.0              4.4
  Purchased transportation                                            16.5               16.6              16.5             16.0
  Operating expense and supplies                                       7.2                7.1               7.2              7.0
  Insurance premiums and claims                                        5.1                5.1               5.0              4.9
  Operating taxes and licenses                                         1.5                1.5               1.5              1.5
  Communications and utilities                                         1.3                1.3               1.3              1.4
  General and other operating                                          4.2                4.2               4.0              4.3
  Early extinguishment of debt                                         0.0                0.0               0.0              0.4
                                                            ---------------    ---------------    --------------    -------------
   Total operating expenses                                           97.0               97.4              97.8             98.4
                                                            ---------------    ---------------    --------------    -------------

Income from Operations                                                 3.0                2.6               2.2              1.6

Interest Expense, net                                                  1.1                1.7               1.2              1.7
                                                            ---------------    ---------------    --------------    -------------

Income (Loss) Before Income Taxes                                      1.9                0.9               1.0             (0.1)

Income Tax Provision                                                   0.9                0.5               0.5              0.0
                                                            ---------------    ---------------    --------------    -------------

Net Income (Loss)                                                      1.0%            0.4%           0.5%         (0.1)    %
                                                            ===============    ===============    ==============    =============

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XPRSA Reports Second Quarter Results

July 16, 2003

                                                    U.S. XPRESS ENTERPRISES, INC.
                                                        KEY OPERATING FACTORS

                                                Three Months Ended                               Six Months Ended
                                                     June 30,                                        June 30,
                                                                                %                                              %
                                               2003            2002           Change          2003            2002           Change
                                           -------------   -------------    -----------    ------------   --------------   -----------
OPERATING RATIO                                    97.0%         97.4%          -0.4%          97.8%           98.4%        -0.6%

OPERATING REVENUE:
  US Xpress, net of fuel surcharge             $197,011        $190,991            3.2%      $386,911         $367,947           5.2%
  Fuel Surcharge                                  8,365           3,436          143.5%        18,632            4,580         306.8%
  Xpress Global Systems                          35,385          28,234           25.3%        64,494           52,946          21.8%
  Inter-company                                  (8,827)         (7,025)          25.7%       (17,437)         (12,617)         38.2%
                                           -------------   -------------      ----------  -------------    -------------     ----------
Total Operating Revenue                        $231,934        $215,636            7.6%      $452,600         $412,856           9.6%

OPERATING INCOME:
  US Xpress                                      $5,742          $5,188           10.7%        $8,786           $7,988          10.0%
  Xpress Global Systems                           1,196             454          163.4%         1,321              494         167.4%
  Early extinguishment of debt                        -               -              -               -           (1,776)            -
                                           ------------     ------------      -----------  ------------    -------------     -----------
Total Operating Income                           $6,938          $5,642           23.0%       $10,107           $6,706          50.7%

TRUCKLOAD STATISTICS:
Revenue Per Mile (a)                             $1.286          $1.250            2.9%        $1.281           $1.244           3.0%

Revenue Per Total Mile (a)                       $1.156          $1.124            2.8%        $1.150           $1.119           2.8%

Tractors (at end of period)-
     Company owned                                4,425           4,331            2.2%         4,425            4,331           2.2%
     Owner Operators                                949           1,011           -6.1%           949            1,011          -6.1%
                                           -------------   -------------      -----------  ------------     ------------     -----------
Total Tractors (at end of period)                 5,374           5,342            0.6%         5,374            5,342           0.6%

Average Number of Tractors
 in Fleet During Period                           5,484           5,304            3.4%         5,496            5,282           4.1%

Average revenue miles per tractor
  per period                                     27,780          28,625           -2.9%        54,442           55,658          -2.2%

Average revenue per tractor
  per period                                    $35,724         $35,791           -0.2%       $69,715          $69,261           0.7%

Empty Mile percentage                             10.07%         10.13%         -0.6%         10.20%          10.09%         1.1%

                                                  June 30, 2003                                 December 31, 2002
                                           -----------------------------                   -----------------------------

BALANCE SHEET DATA:
  Total Assets                                                 $406,913                                        $438,539
  Total Equity                                                  161,275                                         158,432
  Long-term Debt, including
    Current Maturities                                          132,575                                         167,863

(a) Net of fuel surcharges.

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